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                       GLOBAL ENVIRONMENTAL CORP AND SUBSIDIARY

EXHIBIT NO. 10 (P)



SECOND MODIFICATION AND EXTENSION AGREEMENT


This Agreement is made as of the 25th day of January, 1996, effective as of October 31, 1995, by and between Global Environmental Corp., a New York corporation having an address of PO Box 1300, Bedminster Industrial Park, Unit 1, "Appletree Lane, Plumsteadville, Pennsylvania 18949 (hereinafter referred to as "Borrower") and MIDLANTIC BANK, N.A., a national banking association and successor by merger to Continental Bank, with an office at 1500 Market Street, Philadelphia, Pennsylvania 19102 (hereinafter referred to as "Bank").


                                       RECITALS

WHEREAS, Bank is the owner and holder of a certain Mortgage Note dated April 3, 1990, executed and delivered by Borrower to Bank, evidencing Borrower's obligation to repay to Bank a loan in the original principal amount of Four Hundred Eight Thousand Dollars ($408,000.00) (the "Loan"), which Mortgage Note was amended by a First Note and Mortgage Modification Agreement dated March 16, 1995 (as amended, the "Note"); and

WHEREAS, the Note is secured, inter alia, by (i)the lien of a certain Mortgage Agreement dated April 3, 1990, in the Office of the Recorder of Deeds of Bucks County, Pennsylvania in Mortgage Book 167, Page 1256 (the "Mortgage"), constituting a first lien on, and granting a security interest on and in, a parcel of land and the buildings and other improvements thereon, situate in the Township of Bedminster, Bucks County, Pennsylvania (the "Premises") as more particularly described on Exhibit "A" thereto;

WHEREAS, Borrower has requested and Bank has agreed to extend the maturity date of the Note from October 31, 1995 to April 30, 1997, to modify the interest rate charged under the Note, and otherwise modify the Note on the terms and conditions hereinafter set forth. All capitalized terms used herein shall have the same meanings ascribed to them in the Note, the Mortgage, and all agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (collectively, the "Loan Documents") unless herein provided to the contrary or unless the context requires otherwise.

NOW, THEREFORE, for and in consideration of the premises (which are deemed herein contained) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Confirmation of Present Indebtedness. Bank and Borrower hereby agree that, as of January 12, 1996, the outstanding principal amount of the Note is $3553,873.38 and interest accrued and outstanding under the Note is $2,759.53; which amounts Borrower hereby represents, warrants and confirms are due and owing to Bank without claim, defense, or setoff. This Agreement neither extinguishes any debt evidenced by the Note nor affects or impairs, and Borrower confirms its full liability with respect to, any and all Collateral now or hereafter held by Bank to secure payment of Borrower's liabilities to Bank under the Loan Documents.


2.  Amendments to Note.  The Note is hereby modified as follows:

    A. Extension of Maturity Date. The date on which the Note shall mature and on which the entire remaining principal balance, as well as all accrued and unpaid interest thereon and other sums required to


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be paid thereunder, shall be fully due and payable is hereby extended from
October 31, 1995 to April 30, 1997. All references in the Mortgage or the Loan Documents to the maturity date of the Note shall be to April 30, 1997.

    B. Change in Interest Rate. Effective as of November 1, 1995, the interest rate charged under the Note shall be decreased to nine and one-half percent(9 1/2%) fixed per annum for the balance of the term of the Note. Interest shall accrue on the outstanding principal balance of the Note and be calculated on the basis of a 360-day year and shall be payable monthly in arrears on the first day of each month based on the actual number of days elapsed at the interest rate herein specified.

    C. Prepayment. The outstanding principal balance of the Note may be prepaid in full or in part at any time; provided, however, that contemporaneously with such payment (whether prior to or after the occurrence of a loan default) Borrower shall pay to Bank a prepayment Note as determined by the application of a discount rate equal to the Reinvestment Treasury Note Yield (as hereinafter defined) resulting from the positive difference, if any, between: (a) amount of the monthly interest payment calculated on the principal balance prepaid at the fixed rate of interest as set forth herein; and (b) the amount of the monthly interest payment calculated at the United States Treasury Note Yield for instruments scheduled to mature in the month next following the actual maturity date of the Note (Reinvestment Treasury Note Yield") plus 250 basis points, over the balance of the term of the Note.

    D. Amended and Restated Warrant of Attorney for Confession of Judgment. The warrant of attorney for confession of judgment contained in the Note is hereby amended and restated in its entirety as follows: MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS BANK, BY ITS ATTORNEY, OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, AS OF ANY TERM OR TIME, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR MAKER AND TO CONFESS AND ENTER JUDGMENT AGAINST IT IN FAVOR OF BANK IN ANY JURISDICTION IN WHICH MAKER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS, INCLUDING THE GREATER OF $1,000 OR 15% OF THE SUM OF THE PRINCIPAL AMOUNT OF THE INDEBTEDNESS PLUS ACCRUED BUT UNPAID INTEREST AND LATE CHARGES AND FEES ADDED THERETO AS AN ATTORNEY'S COLLECTION FEE, WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION, AND WITH THE RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO, THIS NOTE OR COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. MAKER HEREBY WAIVES AND RELEASES ALL RELIEF FOR ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF, AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

    MAKER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL.

    BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY BANK UNDER THIS NOTE BEFORE JUDGMENT CAN BE ENTERED AGAINST MAKER AND BEFORE ASSETS OF MAKER CAN BE GARNISHED, MAKER NONETHELESS INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO BANK ENTERING JUDGMENT AGAINST MAKER BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OF MAKER, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. MAKER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL


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ASPECT OF THIS NOTE, AND THAT BANK WOULD NOT EXTEND CREDIT TO SUCH PARTY IF THE
WAIVER SET FORTH IN THIS SECTION WERE NOT PART OF THIS INSTRUMENT.

3. Security for the Note. The Mortgage and any Assignment of Leases shall continue to be a first lien on the Premises and shall secure the Note as modified by this Agreement.

4. Value of Premises. Borrower hereby agrees that Bank shall have the right to conduct an appraisal of the Premises at any time and from time to time to determine whether the ratio of the outstanding balance of the Note to the appraised value of the Premises remains in compliance with Bank's loan to value ratio standards. The cost of such appraisal will be the responsibility of the Borrower and will be payable by Borrower to Bank upon Bank's demand therefor. The failure of the Loan to remain in compliance with Bank's loan to value ratio requirements shall constitute a default under the Note, Mortgage and other Loan Documents unless cured by Borrower to Bank's satisfaction within 30 days of notice of non-compliance from Bank to Borrower.

5. Right to Inspect and Cure. Bank shall have the right, at any time and from time to time, to conduct or cause to be conducted such environmental inspections, testing or studies as it shall deem advisable at the sole cost and expense of Borrower. In the event that Borrower fails to comply with any applicable Federal or State environmental law or regulation. Bank may, in addition to any of its other remedies under the Mortgage or their Loan Documents, cause the Premises to be in compliance with such laws and regulations and the cost(s) of such action to bring about compliance shall be paid by Borrower to Bank upon demand therefor, and shall be secured by the Mortgage and the Collateral.

6. No Impairment of Lien Priority. The parties hereto intend and agree that this Agreement shall not constitute a novation and shall not in any way adversely affect or impair the lien priority of the Mortgage. If this Agreement or any part hereof, or any instrument executed in connection herewith, shall be construed or shall operate to affect the lien priority of the Mortgage, this Agreement, at Bank's option by written notice to Borrower, shall be void and of no further force bound by all of the terms and conditions of this Agreement until all indebtedness owing from Borrower to Bank has been paid, except that Bank may, at its option, accelerate the maturity of the indebtedness evidenced by the Note.

7. Release. Borrower hereby absolutely and unconditionally as an independent covenant releases Bank, its officers, agents and employees from any and all claims, causes of action, liabilities or obligations, of any sort or kind, which against Bank Borrower ever had, now has or its heirs, executors, administrators, successors or assigns can, shall or may have arising out of or relating to the Loan Documents or the Loan or any matter collateral thereto from the beginning of the world to the date hereof.

8. Confirmation of Prior Security Interests. Borrower hereby ratifies and confirms, without condition or reservation, all liens and security interests previously granted to Bank including, without limitation, those liens and security interests granted by the Mortgage. Borrower hereby acknowledges and agrees that such liens and security interests shall continue to secure the prompt satisfaction of all of Borrower's liabilities to Bank.

9. Representations. Warranties and Covenants. All representations, warranties, and covenants of Borrower contained in the Loan Documents are hereby ratified and confirmed without condition as if made anew upon the execution of this Agreement and are hereby incorporated herein by reference.

10. Certification of No Default. Borrower hereby represents and warrants to Bank that, as of the date of execution of this Agreement, no default or Event of Default and no event which, with the giving of notice or passage of time or both, could become a default or Event of Default under the Note, the Mortgage or the other Loan Documents has occurred. This representation and warranty shall survive the making of this Agreement.

11. Reaffirmation and Extension of Loan Documents. Except as modified by the terms hereof, all terms, provisions and conditions of the Note, the Mortgage and the other Loan Documents are hereby ratified and confirmed without condition, shall remain unaltered and in full force and effect, and are hereby incorporated herein by reference. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms the warrant of attorney for confession of judgment contained in the Note, as amended and restated herein and


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agrees that such warrant shall pertain to the Note as modified hereby.  All references to the Note in any of the Loan Documents shall be deemed to refer to the Note, as amended by this Agreement.

12. No Waiver. No right, remedy, privilege or power of Bank provided for herein shall be construed in derogation of any right, remedy, privilege or power of Bank granted in the Note, the Mortgage and the other Loan Documents. Nothing herein contained, and no transaction entered into in connection herewith, shall alter, impair, or diminish the validity and efficacy of any lien, security interest, right, power or privilege now held by Bank in connection with the Loan Documents, or the indebtedness evidenced and secured thereby. This Agreement does not and shall not be deemed to constitute a waiver by Bank of any Event of Default, or any event which with the passage of time or the giving of notice or both would constitute an Event of Default, or obligate Bank to agree to any further extension of the maturity date of the Note, or constitute a waiver of any of Bank's other rights or remedies.

13. Severability. If any one or more of the provisions contained in this Agreement are found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Costs and Expenses. Borrower covenants and agrees that it shall be responsible for the payment, upon demand, of all costs and expenses related to the modification of the Loan Documents set forth in this Agreement including, without limitation, title charges and recording fees.


15. Amendments. No provision of this Agreement or of the Loan Documents may be amended, modified supplemented, changed, waived, discharged or terminated unless each party hereto consents in writing.

16. Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all previous negotiations, discussions and agreements between the parties with respect to the matters contained herein, and no parol evidence of any prior or other agreements shall be permitted to contradict or vary the terms hereof. This Agreement and the Loan Documents shall be deemed as complementing one another and not restricting Bank's rights hereunder or thereunder. If there is any conflict or discrepancy between the provisions of this Agreement and those of the Loan Documents, the terms and provisions of this Agreement shall control and prevail.

17. Effectiveness of Agreement. Anything to the contrary in this Agreement notwithstanding, the provisions hereof shall not be effective until this Agreement is: (a) executed by Borrower and delivered to Bank's office in Pennsylvania; and (b) duly signed by an authorized officer of Bank.

18. Copy of Agreement. BORROWER DECLARES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS SECOND MODIFICATION AND EXTENSION AGREEMENT.

19. Captions. Captions preceding the text of paragraphs or subparagraphs of this Agreement are inserted for convenience of reference only shall neither be a part hereof nor affect its meaning, construction, interpretation or effect.

20. Recordation. This Agreement may be recorded in the real estate records of the County in which the Premises are located.

21. Governing Law. This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law.



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IN WITNESS WHEREOF, the parties hereto have caused this Second Modification and
Extension Agreement to be duly executed as of the day and year first above written.

                        BORROWER:
                        Global Environmental Corp., a New York corporation ;pg

                        By:
                           ---------------------------------------
                             William V. Rice, President


                        Attest:
                                -------------------------------------
                             Patricia F. Gilliland, Secretary


                        BANK:
                        MIDLANTIC BANK, N.A., a national banking association and successor by merger to Continental Bank


                        By:
                            ---------------------------------------------
                             Thomas C. Dinges, Vice President

                        Attest:
                                -----------------------------------------
                             George Pearlingi, Assist. Vice President



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